UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 1, 2023

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Cottonwood Communities, Inc.
(Exact Name of Registrant as Specified in Its Charter)
____________________

Maryland	000-56165	61-1805524
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

1245 Brickyard Road, Suite 250
Salt Lake City, Utah 84106
(Address of Principal Executive Offices)
(801) 278-0700
(Registrant’s Telephone Number, Including Area Code)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On September 1, 2023, the audit committee of the board of directors of Cottonwood Communities, Inc. (the “Company”) concluded, after discussion with the Company’s management, that the Company’s previously issued unaudited consolidated financial statements for the periods ended March 31, 2022, June 30, 2022 and September 30, 2022, included in the Company’s Quarterly Reports on Form 10-Q filed with the SEC on May 12, 2022, August 12, 2022, and November 9, 2022, respectively, and the audited consolidated financial statements for the year ended December 31, 2022 (the “Specified Financial Statements”), included in the Company’s Annual Report on Form 10-K filed with the SEC on March 24, 2023, and each as included in any reports, presentations or similar communications of the Company's financial results, should no longer be relied upon due to an inaccurate presentation of the change in cash flows ascribed to financing and operating activities in the consolidated statement of cash flows. The error was a result of the incorrect inclusion of accrued deferred offering costs in the financing activities section of the consolidated statement of cash flows and in the changes in accounts payable, accrued expenses, and other liabilities in the operating activities section of the consolidated statement of cash flows.

As a result, a restatement of the Specified Financial Statements is required and will be reflected in an amended Annual Report on Form 10-K, which the Company intends to file as soon as reasonably practicable. The Company also expects to reflect certain immaterial corrections to additional paid-in capital and non-controlling interest in the amended Form 10-K. In addition, the amended Form 10-K will include adjustments to core funds from operations to reflect current period presentation.

The cash flow error has no impact on the Company’s total cash flows or cash balances for the periods, nor any other item on the balance sheet. It has no impact on the Company’s statement of operations, including total revenues, net income, or any non-GAAP measure reported such as net operating income (“NOI”) or funds from operations (“FFO”). It also has no impact on the Company’s net asset value. The Company previously reported the cash flow error in its quarterly report on Form 10-Q for the period ended June 30, 2023, as filed August 14, 2023.

A summary of the impact on consolidated statement of cash flows is as follows for the periods to be corrected (amounts in thousands):

	Year Ended December 31, 2022
	As Previously Reported	Adjustment	As Corrected
Cash flows from operating activities:
Accounts payable, accrued expenses and other liabilities	$15,232	$(4,791)	$10,441
Net cash provided by operating activities	$8,559	$(4,791)	$3,768

Cash flows from financing activities:
Offering costs paid on issuance of common stock	$(14,376)	$4,791	$(9,585)
Net cash provided by financing activities	$208,298	$4,791	$213,089

Supplemental disclosure of non-cash investing and financing activities:
Increase in accrued deferred offering costs	$—	$4,791	$4,791

	Three Months Ended March 31, 2022
	As Previously Reported	Adjustment	As Corrected
Cash flows from operating activities:
Accounts payable, accrued expenses and other liabilities	$11,518	$(1,592)	$9,926
Net cash used in operating activities	$(14,806)	$(1,592)	$(16,398)

Cash flows from financing activities:
Offering costs paid on issuance of common stock	$(2,959)	$1,592	$(1,367)
Net cash provided by financing activities	$99,517	$1,592	$101,109

Supplemental disclosure of non-cash investing and financing activities:
Increase in accrued deferred offering costs	$—	$1,592	$1,592

	Six Months Ended June 30, 2022
	As Previously Reported	Adjustment	As Corrected
Cash flows from operating activities:
Accounts payable, accrued expenses and other liabilities	$17,439	$(3,061)	$14,378
Net cash used in operating activities	$(7,208)	$(3,061)	$(10,269)

Cash flows from financing activities:
Offering costs paid on issuance of common stock	$(7,170)	$3,061	$(4,109)
Net cash provided by financing activities	$160,547	$3,061	$163,608

Supplemental disclosure of non-cash investing and financing activities:
Increase in accrued deferred offering costs	$—	$3,061	$3,061

	Nine Months Ended September 30, 2022
	As Previously Reported	Adjustment	As Corrected
Cash flows from operating activities:
Accounts payable, accrued expenses and other liabilities	$19,609	$(4,404)	$15,205
Net cash provided by (used in) operating activities	$1,601	$(4,404)	$(2,803)

Cash flows from financing activities:
Offering costs paid on issuance of common stock	$(11,918)	$4,404	$(7,514)
Net cash provided by financing activities	$196,001	$4,404	$200,405

Supplemental disclosure of non-cash investing and financing activities:
Increase in accrued deferred offering costs	$—	$4,404	$4,404

The Company intends to disclose a material weakness in its internal controls over financial reporting as a result of the restatement and, therefore, intends to conclude that its internal control over financial reporting and disclosure controls and procedures were ineffective as of December 31, 2022, which conclusions will be disclosed in the amended Form 10-K.

The Company’s management and the audit committee have discussed the matters set forth in this Item 4.02 of this Current Report on Form 8-K with KPMG, LLP, the Company’s independent registered public accounting firm.

Item 8.01. Other Events.

In connection with the determination that the Company’s financial statements should no longer be relied upon because of the above, the Company has determined to cease accepting subscriptions in its ongoing initial public offering of up to $1,000,000,000 in shares of the Company’s common stock (the “Offering”). The Company expects to resume accepting subscriptions in the Offering at such time as corrected financial statements have been included in a post-effective amendment that has been declared effective by the Securities and Exchange Commission.

Forward-Looking Statements

The above statements regarding the expected corrections to the consolidated statements of cash flows constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The actual impact and amounts and the detailed presentation of these corrections will be included in the Company's upcoming amended Form 10-K filing after the Company has completed its work on the amended filing. There can be no assurance that the final impact and the amounts of these corrections will not differ materially from estimates that are described in this Current Report on Form 8-K or that any other information set forth herein will not change materially before the Company files its restated consolidated financial statements. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause the Company's actual results, as well as the Company's expectations regarding materiality or significance, the quantitative effects of the corrections, the effectiveness of the Company's internal control over financial reporting and disclosure controls and procedures, the timing of the filing of its SEC reports and its estimated financial results for each of the quarters ended March 31, 2022, June 30, 2022, September 30, 2022 and the year ended December 31, 2022, to differ materially from those in the forward-looking statements. These factors include, among other things, the risk that additional information may arise from the preparation of the amended filing, that the Company's internal control over financial reporting may be inadequate or have weaknesses of which the Company is not currently aware or which have not been detected. The Company does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and its other filings with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTTONWOOD COMMUNITIES, INC.

By:	/s/ Adam Larson
Name:	Adam Larson
Title:	Chief Financial Officer

Date:  September 8, 2023